U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report

November 29, 2007

(Date of Event Reported-November 16, 2007)

Commission File No. 000-24723

PSPP HOLDINGS, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA     88-0393257

(State or other jurisdiction of   (IRS Employer Identification No.)

incorporation  or  organization)

3435 Ocean Park Blvd. #107 Santa Monica, Ca 90405

 (Address of principal executive offices)

(310)-207-9745

 (Issuer's telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 26, 2007 PSPP Holdings, Inc. (“the Registrant”) filed an incorrect 8-K Report describing its rescission and settlement agreements with UC HUB Group, Inc. (“UC HUB”), e-Safe, Inc. (“eSAFE”), and certain other parties.  Specifically, the Registrant’s November 26, 2007 8-K Report erroneously copied verbatim Item 1.01 from UC HUB’s November 20, 2007 8-K Report.

Registrant’s November 26, 2007 8-K Report should have read as follows.

On November 16, 2007 the Registrant entered into an agreement (the “Rescission Agreement”) with UC HUB and eSAFE whereby the parties agreed to rescind PSPP’s acquisition of eSAFE under that certain agreement (the “Acquisition Agreement”) dated April 10, 2006. Pursuant to the Rescission Agreement, UC HUB will receive back their 100% interest in eSAFE from the Registrant, and the Registrant will receive back from UC HUB its 22,890,936 shares of PSPP common stock, which UC HUB received in the acquisition.

On November 16, 2007 the Registrant also entered into a separate agreement (the “Settlement Agreement”) with UC HUB and various other parties to:  (1) settle any and all disputes arising from the Acquisition Agreement, any subsequent agreements relating to the subject matter thereof, and certain other events, and (2) release each other from all claims, causes of action, obligations, etc. arising therefrom.

The Settlement Agreement also provides that upon full compliance with the terms and conditions of the two agreements, UC HUB and all other plaintiffs will dismiss their lawsuit against Kyle Gotshalk, Cherish Adams, and Leonard Gotshalk, which was filed in the Central District of California, Western Division, on October 18, 2007 entitled action number CV07-6776.

For a complete statement of the terms and conditions of these two agreements, please refer to Exhibits 99.1 and 99.2, attached hereto.

Item 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Due to changes with regards to Registrant’s Rescission Agreement with eSAFE and UC HUB, the following is a confirmation that the current officers and directors of the Registrant are:

Kyle Gotshalk,

President and Director

Cherish Adams,

Secretary, Treasurer and Director

Ryan Decker,

Director

Thom Archbold,

Director

Frank Tavella,

Director

Item 8.01 OTHER EVENTS

The Registrant was suspended from being able to file its reports until such time that the rescission and settlement agreements were executed between the above parties.  (See Exhibits 99.1 and 99.2.) As such the Registrant was unable to file a notice of late filing for its interim period ended September 30, 2007. The Registrant has only received the financial statements from its former subsidiary, eSAFE on November 21, 2007.  The Registrant anticipates filing its September 30, 2007 quarterly report by no later than December 3, 2007.

Item 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit Number	Description
99.1	Rescission Agreement dated November 16, 2007
99.2	Settlement Agreement dated November 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSPP Holdings, Inc.

 (Registrant)

Date: November 29, 2007

By: /S/ Kyle Gotshalk

Kyle Gotshalk, President and Director

Exhibit 99.2

SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF CLAIMS

This Settlement Agreement and Mutual Release of Claims Agreement ("Settlement Agreement") is made and entered into as of the last date of execution of this Settlement Agreement as shown on the signature page of this Settlement Agreement (“Effective Date”) by and between PSPP Holdings, Inc., a Nevada Corporation, (“PSPP”); UC HUB Group, Inc., a Nevada Corporation, (“UCHUB”); eSafe, Inc., a Nevada Corporation, (“ESAFE”); Wilcox Family Partners, a California Limited Partnership (“WFP”); Piedmont Properties, Inc., a, Oregon corporation (“PIEDMONT”); Larry Wilcox, an individual (“WILCOX”); Leonard Gotshalk, an individual (“LEONARD”); Kyle Gotshalk, an individual (“KYLE”) and Cherish Adams, an individual (“ADAMS”) hereinafter collectively or individually referred to as the “Parties” or “Party,” respectively.

Whereas , UCHUB, et. al., filed an action in the Unites States District Court, Central District of California, Western Division, on October 18, 2007 entitled action number CV07-6776 AHM (SSx) (“The Action”); and

Whereas , the Defendants to The Action have offered and UCHUB, WILCOX and WFP have agreed to settle this dispute and to resolve The Action without the cost of continued litigation; and

Whereas , the Parties to this Settlement Agreement intend that this Settlement Agreement shall be enforceable pursuant to the California Code of Civil Procedure Section 664.6 upon any Parties’ noncompliance with the terms of this Settlement Agreement.

Now, Therefore , for and in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the Parties as follows:

  1. PSPP, UCHUB and ESAFE shall immediately enter into an agreement to rescind the Acquisition Agreement (the “Rescission Agreement”). Such Rescission Agreement shall be effective on even date hereof and shall be annexed hereto as an Exhibit and become a part of this Settlement Agreement.

  2. Subject to the conditions of this Settlement Agreement and the Rescission Agreement, the Parties to this Settlement Agreement, on their own behalf and on behalf of their respective, general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and ssigns, and each of them, hereby release and forever discharge each other, and their general and limited partners, corporate parents, subsidiaries, affiliates, officers, directors, employees, attorneys, agents, representatives, predecessors in interest, shareholders, successors, and assigns, and each of them separately and collectively, from any and all charges, complaints, claims, liens, demands, causes of action, obligations, loans, damages and liabilities, of every kind, nature and description whatsoever, known or unknown, that the Parties to this Settlement Agreement or those joindered to this Settlement Agreement have had in the past, or now have, or may have in the future against each other, arising directly or indirectly out of, or related in any way to: (i) any claims asserted in The Action or which could have been asserted in The Action; (ii) the Acquisition Agreement; (iii) this Settlement Agreement; (iv) the agreements dated August 16, 2007 (“August 16 Agreements”); (v) or any other subsequent agreements or events pertaining to the subject matter thereof including but not limited to any and all tort, contract and statutory claims, equitable claims, and any and all claims arising under any statute, decision, executive order, court order, regulation, or ordinance, which could have been asserted or might be asserted now or in the future.

1	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  3. The Parties to this Settlement Agreement expressly understand and acknowledge that it is possible that unknown losses or claims exist or that present losses may have been underestimated in amount or severity, and the Parties have explicitly taken this into account in determining the consideration to be provided by way of this Settlement Agreement, and a portion of said consideration, having been bargained for between the Parties with the knowledge of the possibility of such unknown claims, was given in exchange for a full accord, satisfaction and discharge of all such claims arising from or relating to The Action. Consequently, the Parties to this Settlement Agreement expressly waive all rights under California Civil Code Section 1542, which provides that:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

  4. PSPP, LEONARD, KYLE and ADAMS, on the one hand (referred to in this ¶4 only as the “Gotshalk Indemnitors”), shall individually and collectively indemnify, defend and hold harmless UCHUB, WFP and WILCOX, and any of their respective, general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns, on the other hand (referred to in this ¶4 only as the “Wilcox Indemnitees”), from and against any and all actions, claims, losses, damages, liabilities, awards, costs and expenses (including legal fees) resulting from or arising out of any claim, cause of action or lawsuit made, alleged or filed against the Wilcox Indemnitees, individually or as a group, arising out of or in any way connected to WILCOX’s actions or inactions as an officer, director, employee or representative of PSPP and/or ESAFE; the Acquisition Agreement; the August 16, 2007 Agreements; this Settlement Agreement; the Rescission Agreement; and/or any other agreements or events pertaining to the subject matters thereof. The Gotshalk Indemnitors shall defend and settle, at their sole expense, and through counsel of the Wilcox Indemnitees’ choosing, all suits or proceedings arising therefrom. The Wilcox Indemnitees, as the case may be, shall immediately inform PSPP and/or the Gotshalk Indemnitors, in writing of any such suit or proceeding against any of the Wilcox Indemnitees. The Wilcox Indemnitees, at their individual discretion, and without limiting the obligations of the Gotshalk Indemnitees, shall have the right to participate in the defense of any such suit or proceeding; provided however , that should an apparent conflict be deemed to have arisen between the Wilcox Indemnitees and the Gotshalk Indemnitors, the Wilcox Indemnitees pursuant to this ¶4, shall retain independent legal counsel and the Gotshalk Indemnitors shall be responsible for and shall pay for said counsel, to continue the representation and defense of the Wilcox Indemnitees.

2	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  5. Notwithstanding the foregoing ¶4 UCHUB, WFP and WILCOX, on the one hand (referred to in this ¶5 only as the “Wilcox Indemnitors”), shall individually and collectively indemnify, defend and hold harmless PSPP, LEONARD, KYLE and ADAMS, and any of their respective, general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns, on the other hand (referred to in this ¶5 only as the “Gotshalk Indemnitees”), from and against any and all actions, claims, losses, damages, liabilities, awards, costs and expenses (including legal fees) resulting from or arising out of any claim, cause of action or lawsuit made, alleged or filed against the Gotshalk Indemnitees, individually or as a group, by or on behalf of a shareholder of UCHUB arising solely out of or in connection to KYLE’s or ADAMS’s actions or inactions as officers, directors, employee or representative of ESAFE; the Acquisition Agreement; this Settlement Agreement; the August 16 Agreements; or any other subsequent agreements or events pertaining to the subject matter thereof. Notwithstanding the foregoing, the indemnification granted herein in this ¶5, only applies to those UCHUB shareholders of record between May 28, 2007 and the Effective Date hereof, and only to the extent that said shareholders were not also shareholders of PSPP during the same period. The Wilcox Indemnitors shall defend and settle, at their sole expense, and through counsel of the Gotshalk Indemnitees’ choosing, all suits or proceedings arising therefrom. The Gotshalk Indemnitees, as the case may be, shall immediately inform the Wilcox Indemnitors, in writing of any such suit or proceeding against the Gotshalk Indemnitees. The Gotshalk Indemnitees, at their individual discretion, shall have the right to participate in the defense of any such suit or proceeding; provided however that should an apparent conflict be deemed to have arisen between the Gotshalk Indemnitees and the Wilcox Indemnitors, the Gotshalk Indemnitees pursuant to this ¶5, shall retain independent legal counsel and the Wilcox Indemnitors shall be responsible for and shall pay for said counsel, to continue the representation and defense of the Gotshalk Indemnitees.

3	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  6. PSPP, LEONARD, KYLE and ADAMS expressly understand and acknowledge that the release given by them as setout in ¶2 and the indemnification given by them as setout in ¶4, is to include and bind them each individually, as well as all of their general and limited partnerships, corporations, subsidiaries, or other entities, and their affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns, which they have or now have, or in the future may have, any interest in whatsoever, whether directly or indirectly by ownership, or as a director or officer, agent, or otherwise, including, without limitation Ararat, LLC (a Texas LLC); Dream Apartments TV Corporation (a Nevada registered Corporation); Tall Tree Cattle Company, Inc. (an Oregon corporation); and Top Flight Consulting, LLC (a California limited liability company ). Specifically, and not as a limitation, PSPP, LEONARD, KYLE and ADAMS agree to cause Ararat, LLC (a Texas LLC); Dream Apartments TV Corporation (a Nevada registered Corporation); Piedmont Properties, Inc (an Oregon corporation); Tall Tree Cattle Company, Inc. (an Oregon corporation); and Top Flight Consulting, LLC (a California limited liability company) to agree to this release by affixing their signature hereto as joinder to this Settlement Agreement. Furthermore, PSPP, LEONARD, KYLE and ADAMS hereby warrant that they do not now have any interest in the ability to sign no behalf of Clinton Hall, Spur Sherwood, LLC and Tavella Holdings, Inc. a Colorado corporation.

  7. Upon full compliance with the terms and consideration set forth herein and in the Rescission Agreement, UCHUB, WFP and WILCOX shall file a dismissal of The Action.

  8. Upon dismissal of The Action in accordance with ¶7 above, each Party agrees to bear their own costs of suit and attorneys fees incurred in connection with The Action or preceding agreements, or otherwise.

  9. The Parties to this Settlement Agreement including those listed or described in ¶6 above, agree to refrain from making any disparaging, denigrating, negative or uncomplimentary statements, whether public or private, regarding any of the other Parties to this Settlement Agreement or their family, directors, officers, employees, legal counsel, and/or any related companies, individuals or entities.

4	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  10. PSPP and UCHUB on their own behalf, hereby agree to create individual press releases concerning the subject matter hereof, and such press releases shall each be approved by the other Party and each simultaneously released by the writing Party at their own expense, on or after the Effective Date of this Settlement Agreement. As part of the press release created by PSPP, it agrees to, in specificity, formally apologize for any and all disparaging remarks, errors, misstatements, and the like, made against any person, entity or otherwise. Furthermore, PSPP hereby agrees to retract any and all previous press releases issued between August 16, 2007 and the Effective Date hereof.

  11. The Parties to this Settlement Agreement hereto warrant that no other person or entity has claimed or now claims any interest in the subject of this Settlement Agreement, and that they have the sole right and exclusive authority to execute this Settlement Agreement and to exchange the aforesaid consideration, and that they have not sold, assigned or otherwise set over to any other person or entity any claim, lien, demand, cause of action, obligations, damage or liability covered hereby. In the event of a breach of this Settlement Agreement, the prevailing Party shall be entitled to an award of attorney's fees as an additional item of damages, in addition to their other damages and injunctive relief.

  12. This Settlement Agreement is intended to be mutual and reciprocal and not merely unilateral and extends in favor of both Parties with respect to a release of claims stated or which could have been stated in The Action or relating to the same general facts and circumstances thereof.

  13. PSPP hereby agrees that upon execution of this Settlement Agreement it shall have its then new board of directors ratify this Settlement Agreement, signed by each member of the board. Thereafter, said duly authorized resolution shall be annexed hereto and made part of this Settlement Agreement. The Parties specifically understand that PSPP’s duty to provide this ratification is a condition precedent that shall survive the execution of this Settlement Agreement and that failure of PSPP to provide such ratification within 24 hours of the Effective Date of this Settlement Agreement shall cause this Settlement Agreement to be null and void.

  14. The Parties to this Settlement Agreement understand and agree that they have not executed this Settlement Agreement without first having considered fully its implications, and that they did not execute this Settlement Agreement without first being advised in writing to consult with an attorney.

  15. Each Party hereto acknowledges that the promises made herein in consideration of the claims referred to herein do not constitute an admission or concession of liability by any Party on account of any said claims or matters, liability for which is expressly denied. The settlement consideration set forth herein is paid in consideration of the release of all claims raised in The Action, and the dismissal of The Action, and should not in any way be construed as an admission by any Party of any obligations as may have been alleged in The Action.

5	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  16. This Settlement Agreement shall be binding upon and for the benefit of the Parties hereto and their respective general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns.

  17. Each Party hereto warrants that no promise, inducement or agreement not expressed herein has been made to it in connection with this Settlement Agreement, and that this Settlement Agreement constitutes the entire agreement between the Parties herein named. It is expressly understood and agreed that this Settlement Agreement may not be altered, amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by authorized representatives of all of the Parties to this Settlement Agreement. Each Party hereto hereby agrees and acknowledges that it will make no claim at any time or place that this Settlement Agreement has been orally altered or modified or otherwise changed by oral communication of any kind or character.

  18. Should any provision of this Settlement Agreement be held invalid or illegal, such illegality shall not invalidate the whole of this Settlement Agreement, but, rather, the Settlement Agreement shall be construed as if it did not contain the illegal part, and the rights and obligations of the Parties shall be construed and enforced accordingly.

  19. This Settlement Agreement, its contents, and any dispute arising therefrom, shall be construed in accordance with the laws of the State of California as applied to transactions taking place wholly in California between California residents. The Parties each agree that Los Angeles County, California, is the only proper venue for any judicial, administrative or arbitration proceedings arising out of or in connection with this Settlement Agreement, and each Party irrevocably submits to the jurisdiction of the state and federal courts of Los Angeles County, California.

  20. Should any Party to this Settlement Agreement resort to legal proceedings to enforce this Settlement Agreement, the prevailing Party in such legal proceeding shall be awarded, in addition to such other relief as may be granted, attorneys' fees and costs incurred in connection with such proceeding.

  21. This Agreement sets forth the Parties' mutual rights and obligations with respect to this Settlement Agreement. It is intended to be the final, complete, and exclusive statement of the terms of the Parties' agreement regarding these subjects. This Settlement Agreement supersedes all other prior and contemporaneous agreements and statements on these subjects, and it may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

6	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  22. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter.

  23. The rights and remedies provided by this Settlement Agreement are cumulative, and the exercise of any right or remedy by a Party hereto, whether pursuant hereto, to any other agreement, or to law, shall not preclude or waive that Party's right to exercise any or all other rights and remedies. This Settlement Agreement will inure to the benefit of the Parties and their successors and assigns.

  24. The failure of any Party, whether purposeful or otherwise, to exercise in any instance any right, power or privilege under this Settlement Agreement or under law shall not constitute a waiver of any other right, power or privilege, nor of the same right, power or privilege in any other instance.

  25. This Settlement Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and may be delivered in original or by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such part can be seen, and in such case the facsimile execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all Parties agree to deliver an original of this Settlement Agreement as well as any facsimile, telecopy or other reproduction hereof subsequent to the Effective Date.

  26. Any notice, request, consent or approval required or permitted to be given under this Settlement Agreement or pursuant to law shall be sufficient if it is in writing, and if and when it is hand delivered or sent by certified mail, with postage prepaid, to the other Party.

  27. The Parties hereto represent and warrant that they have not heretofore assigned or transferred, or purported to assign or transfer, to any person, partnership, firm or corporation whatsoever any claims, debt, liability, demand, obligation, cost, expense, action or causes of action covered by this Settlement Agreement, and each Party acknowledges and agrees that this warranty and representation is an essential and material term of this Settlement Agreement without which none of the consideration received in connection herewith would have been made or delivered. The foregoing warranty and representation shall survive the delivery of this Settlement Agreement, and each of the Parties hereto shall indemnify and hold the others harmless from any claims, demands or actions which have been assigned or transferred, or purported to have been assigned or transferred, in violation of the foregoing representation and warranty.

7	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

  28. Each individual signing this Settlement Agreement on behalf of any corporation, limited liability or entity represents and warrants that he has the right, power, legal capacity and authority to enter into and perform each of the obligations specified under this Settlement Agreement, and that no further approval or consent of any person, board of directors, shareholders or entities is necessary for them to enter into and perform each of the obligations under this Settlement Agreement.

  29. The Parties hereto affirmatively represent the fact that they have been represented herein and throughout by legal counsel of their own choosing. The Parties further represent that they have read this Settlement Agreement, understand the terms used herein, and the consequences hereof.

  30. All of the Parties hereto shall fully and timely do all acts and execute, return and furnish all documents necessary or convenient to effectuate the terms and provisions of this Settlement Agreement.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

8	PSPP	UCHUB
	PIEDMONT	ESAFE
	LEONARD	WFP
	KYLE	WILCOX
CHERISH

THIS IS A RELEASE

READ CAREFULLY BEFORE SIGNING

IN WITNESS WHEREOF the undersigned have executed this Settlement Agreement to be effective as of the date set forth above.

PSPP Holdings, Inc By: _____________________ Name: Kyle Gotshalk Title: Authorized Agent	UC HUB Group, Inc By: _____________________ Name: Larry Wilcox Title: Authorized Agent eSafe, inc.

Piedmont Properties, Inc. By: _____________________ Name: Leonard Gotshalk Title: Authorized Agent	By: _____________________ Name: Larry Wilcox Title: Authorized Agent Wilcox Family Partners, LP.
Leonard Gotshalk, as an individual By: _____________________ Leonard Gotshalk	By: _____________________ Name: Larry Wilcox Title: Authorized Agent
Kyle Gotshalk, as an individual By: _____________________ Kyle Gotshalk	Larry Wilcox, as an individual By: _____________________ Larry Wilcox
Cherish Adams, as an individual By: _____________________ Cherish Adams

ADDITIONAL SIGNATURES ON THE NEXT PAGE

9

IN WITNESS WHEREOF the undersigned have joined in this Settlement Agreement to the extent that they release and indemnify UCHUB, ESAFE, WILCOX and the WFP as setforth above.

  ARRAT, LLC By: _____________________ Name: Leonard Gotshalk Title: President/CEO

Dream Apartments TV Corporation

By:      _____________________

    Name: Kyle Gotshalk

    Title: President/CEO

Tall Tree Cattle Company, Inc.

By:      _____________________

    Leonard Gotshalk

    Title: President/CEO

Top Flight Consulting, LLC

By:      _____________________

    Kyle Gotshalk

    Title: President/CEO

10

Exhibit 99.1

RESCISSION AGREEMENT

THIS RESCISSION AGREEMENT (the "Rescission Agreement") is made and entered into this 16 day of November, 2007, by and between PSPP Holdings, Inc., a Nevada corporation (hereinafter “PSPP"), and UC HUB Group, Inc. a Nevada corporation (hereinafter “UCHUB”), and eSafe, Inc., a Nevada corporation (hereinafter “ESAFE”), hereinafter collectively or individually referred to as the “Parties” or “Party,” respectively.

Whereas, the Parties hereto previously entered into and executed that certain Acquisition Agreement dated the 10th day of April, 2006 (the "Acquisition Agreement"), a copy of which is annexed hereto as Exhibit "A" and by this reference made a part hereof; and

Whereas , UCHUB, et. al., filed an action in the Unites States District Court, Central District of California, Western Division, on October 18, 2007 entitled action number CV07-6776 AHM (SSx) (“The Action”); and

Whereas , the Parties hereto now desire to settle their dispute(s) by rescinding the Acquisition Agreement to the extent that, if at all, the agreement ever had any validity, and to revoke the terms and conditions set forth therein and transfer and return to their prior respective owners all assets and property that may have been transferred pursuant to the terms of the Acquisition Agreement.

Now, Therefore , for and in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed by and between the Parties as follows:

1. The Parties to this Rescission Agreement hereby individually and jointly agree that the Acquisition Agreement to the extent that, if at all, it ever had any validity, shall be rescinded and deemed null and void, and that all terms, conditions, covenants, representations and warranties contained in said Acquisition Agreement shall terminate immediately and shall be deemed null and void and of no further effect whatsoever.

2. UCHUB agrees that as consideration for the execution of this Rescission Agreement, it shall: (a) relinquish and forever waive any ownership claim or right to the 22,890,936 shares of PSPP common stock issued to the shareholders of UCHUB or their designees pursuant to the terms of the Acquisition Agreement; and (b) to delivered forthwith to PSPP said shares, medallion guaranteed, with a notarized third party release, and notarized corporate resolution from UCHUB.

3. UCHUB also agree that as consideration for the execution of this Rescission Agreement, it shall cause the Wilcox Family Partners, LP (“WFP”) to: (a) relinquish and forever waive any ownership claim or right to the 1,000,000 shares of PSPP’s series A preferred stock called for to be issued to the WFP or their designees pursuant to the terms of the Acquisition Agreement; and (b) cause Lehman and Eilen, the escrow agent to the August 16, 2007 escrow agreement between the WFP and PSPP, to return the share certificate to Piedmont Properties (“Piedmont”).

PSPP
UCHUB
ESAFE

  4. PSPP also agrees that as consideration for the execution of this Rescission Agreement, it shall: (a) relinquish and forever waive any ownership claim or right to the ESAFE capital stock that was delivered to PSPP as consideration for the issuance of PSPP preferred and common stock pursuant to the terms of the Acquisition Agreement; and to delivered forthwith to UCHUB said shares, medallion guaranteed, with a notarized third party release, and notarized corporate resolution from PSPP.

  5. All Parties to this Rescission Agreement hereby agree that any and all assets, property, securities or items of value that may have been assigned or transferred pursuant to the terms of the Acquisition Agreement are to be, immediately upon the execution of this Rescission Agreement, transferred and reconveyed to the respective Parties that assigned and/or transferred such items under the terms of the Acquisition Agreement. Notwithstanding the foregoing, all assets or ESAFE now existing or contemplated to exist, whether existing at the time of the Acquisition Agreement, including but not limited to its bank account(s), accounts receivable, customers, contracts, agreements, letters of intent, shall remain the property of ESAFE.

  6. All Parties to this Rescission Agreement hereby agree and acknowledge that there have been no new classes of stock authorized by PSPP since the effective date of the Acquisition Agreement and that the current number of outstanding shares of PSPP’s preferred stock is exactly 1,000,000 shares and that the current number of outstanding shares of PSPP’s common stock is 64,449,364. Furthermore, PSPP understands and acknowledges that certain shares were previously issued to ESAFE individuals, by KYLE as President of PSPP, and PSPP hereby acknowledges that these shares will not be cancelled on the books of the corporation and are free trading, and unencumbered to the extent that are exempt from registration under Rule 144 of the Securities and Exchange Commissions Rules and Regulations.

  7. All Parties to this Rescission Agreement hereby agree and acknowledge that no other debts, except those accounts payable which are in the normal course of business, have been incurred by on or behalf of PSPP.

  8. Immediately after the execution of this Rescission Agreement, PSPP Board of Directors shall consist of only the following individuals: Kyle Gotshalk, Cherish Adams, Thom Archbold, Ryan Decker and Frank Tavella.

  9. Immediately after the execution of this Rescission Agreement, PSPP Directors shall consist of only the following individuals: Kyle Gotshalk as President and CEO, Cherish Adams as Secretary and Treasurer, and Frank Tavella as Vice President.

  10. All Parties hereto shall bear their respective costs and expenses associated with all previous agreements, including but not limited to the Acquisition Agreement and this Rescission Agreement.

PSPP
UCHUB
ESAFE

  11. This Rescission Agreement shall be binding upon and for the benefit of the Parties hereto and their respective general and limited partners, corporate parents, subsidiaries, affiliates, officers and directors, attorneys, agents, representatives, predecessors in interest, shareholders, successors and assigns.

  12. Each Party hereto warrants that no promise, inducement or agreement not expressed herein has been made to it in connection with this Rescission Agreement, and that this Rescission Agreement constitutes the entire agreement between the Parties herein named. It is expressly understood and agreed that this Rescission Agreement may not be altered, amended, modified or otherwise changed in any respect whatsoever except by a writing duly executed by authorized representatives of all of the Parties to this Rescission Agreement. Each Party hereto hereby agrees and acknowledges that it will make no claim at any time or place that this Rescission Agreement has been orally altered or modified or otherwise changed by oral communication of any kind or character.

  13. Should any provision of this Rescission Agreement be held invalid or illegal, such illegality shall not invalidate the whole of this Rescission Agreement, but, rather, the Rescission Agreement shall be construed as if it did not contain the illegal part, and the rights and obligations of the Parties shall be construed and enforced accordingly.

  14. This Rescission Agreement, its contents, and any dispute arising therefrom, shall be construed in accordance with the laws of the State of California as applied to transactions taking place wholly in California between California residents. The Parties each agree that Los Angeles County, California is the only proper venue for any judicial, administrative or arbitration proceedings arising out of or in connection with this Rescission Agreement, and each Party irrevocably submits to the jurisdiction of the state and federal courts of Los Angeles County, California.

  15. Should any Party to this Rescission Agreement resort to legal proceedings to enforce this Rescission Agreement, the prevailing Party in such legal proceeding shall be awarded, in addition to such other relief as may be granted, attorneys' fees and costs incurred in connection with such proceeding.

  16. This Agreement sets forth the Parties' mutual rights and obligations with respect to this Rescission Agreement. It is intended to be the final, complete, and exclusive statement of the terms of the Parties' agreement regarding these subjects. This Rescission Agreement supersedes all other prior and contemporaneous agreements and statements on these subjects, and it may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

  17. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. The term "person" shall mean any individual, corporation, partnership, trust or other entity.

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  18. The rights and remedies provided by this Rescission Agreement are cumulative, and the exercise of any right or remedy by a Party hereto, whether pursuant hereto, to any other agreement, or to law, shall not preclude or waive that Party's right to exercise any or all other rights and remedies. This Rescission Agreement will inure to the benefit of the Parties and their successors and assigns.

  19. The failure of any Party, whether purposeful or otherwise, to exercise in any instance any right, power or privilege under this Rescission Agreement or under law shall not constitute a waiver of any other right, power or privilege, nor of the same right, power or privilege in any other instance.

  20. This Rescission Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and may be delivered in original or by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such part can be seen, and in such case the facsimile execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party hereto, all Parties agree to deliver an original of this Rescission Agreement as well as any facsimile, telecopy or other reproduction hereof subsequent to the Effective Date.

  21. Any notice, request, consent or approval required or permitted to be given under this Rescission Agreement or pursuant to law shall be sufficient if it is in writing, and if and when it is hand delivered or sent by certified mail, with postage prepaid, to the other Party.

  22. The Parties hereto represent and warrant that they have not heretofore assigned or transferred, or purported to assign or transfer, to any person, partnership, firm or corporation whatsoever any claims, debt, liability, demand, obligation, cost, expense, action or causes of action covered by this Rescission Agreement, and each Party acknowledges and agrees that this warranty and representation is an essential and material term of this Rescission Agreement without which none of the consideration received in connection herewith would have been made or delivered. The foregoing warranty and representation shall survive the delivery of this Rescission Agreement, and each of the Parties hereto shall indemnify and hold the others harmless from any claims, demands or actions which have been assigned or transferred, or purported to have been assigned or transferred, in violation of the foregoing representation and warranty.

  23. Each individual signing this Rescission Agreement on behalf of any corporation, limited liability or entity represents and warrants that he has the right, power, legal capacity and authority to enter into and perform each of the obligations specified under this Rescission Agreement, and that no further approval or consent of any person, board of directors, shareholders or entities is necessary for them to enter into and perform each of the obligations under this Rescission Agreement.

  24. The Parties hereto affirmatively represent the fact that they have been represented herein and throughout by legal counsel of their own choosing. The Parties further represent that they have read this Rescission Agreement, understand the terms used herein, and the consequences hereof.

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  25. All of the Parties hereto shall fully and timely do all acts and execute, return and furnish all documents necessary or convenient to effectuate the terms and provisions of this Rescission Agreement

IN WITNESS WHEREOF the undersigned have executed this Rescission Agreement to be effective as of the date set forth above.

PSPP Holdings, Inc. By: _____________________ Name: Kyle Gotshalk Title: Authorized Agent By: _____________________ Name: Cherish Adams Title: Authorized Agent	eSafe, Inc.	UC HUB Group, Inc. By: _____________________ Name: Larry Wilcox Title: Authorized Agent By: _____________________ Name: Larry Wilcox Title: Authorized Agent

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